Exhibit 1.1

MACH NATURAL RESOURCES LP

7,853,403 Common Units Representing Limited Partner Interests

UNDERWRITING AGREEMENT

[__], 2024

RAYMOND JAMES & ASSOCIATES, INC.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

TRUIST SECURITIES, INC.

As representatives of the several Underwriters

named in Schedule I hereto

c/o Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

c/o Stifel, Nicolaus & Company, Incorporated

787 7th Avenue 11th Floor

New York, NY 10019

c/o Truist Securities, Inc.

3333 Peachtree Road NE

Atlanta, Georgia 30326

Ladies and Gentlemen:

Mach Natural Resources LP, a Delaware limited partnership (the “Partnership”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives” or “you”) an aggregate of 7,853,403 common units representing limited partner interests in the Partnership (the “Common Units”). Such aggregate of 7,853,403 Common Units to be purchased from the Partnership by the Underwriters are called the “Firm Units”. The Partnership also proposes to sell to the several Underwriters in connection with the sale of the Firm Units, at the option of the Underwriters, up to an additional 1,178,010 Common Units (the “Option Units”). The Firm Units and the Option Units are hereinafter referred to collectively as the “Units”.

The Partnership and Mach Natural Resources GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), are hereinafter referred to as the “Mach Parties”. The Mach Parties and their respective subsidiaries are collectively referred to as the “Partnership Entities”.

It is understood and agreed to by the parties hereto that (i) on August 26, 2024, the Partnership entered into a consent agreement (the “Consent Agreement”) with the purchaser under a purchase and sale agreement (the “Ardmore Basin Acquisition Agreement”) and (ii) on August 9, 2024, the Partnership entered into a purchase agreement (the “Western Kansas Acquisition Agreement” and together with the Ardmore Basin Acquisition Agreement, the “Acquisition Agreements”), in each case to purchase certain oil and gas assets and interests (collectively, the “Acquired Assets”).

Any reference in this Agreement to the Initial Registration Statement, Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus (each as defined below) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), as of the date of the Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Initial Registration Statement, Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that, upon filing, are incorporated by reference therein.

The Mach Parties confirm as follows their respective agreements with the Representatives and the several other Underwriters.

1. The Mach Parties, jointly and severally, hereby represent and warrant to, and agree with, each of the Underwriters that, as of the date hereof and as of the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any:

1.1. A registration statement on Form S-1 (File No. 333-[__]) in respect of the Units and one or more pre-effective amendments thereto (together, the “Initial Registration Statement”) has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act, which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or threatened by the Commission and any request on the part of the Commission for additional information from the Partnership has been satisfied in all material respects; any preliminary prospectus included in the Initial Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Units that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1.3 hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Units is hereinafter called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). From the time of the initial confidential submission of the Registration Statement to the Commission through the date hereof, the Partnership has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(a) under the Securities Act prior to or on the date hereof.

1.2. (1) At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (as defined herein) (and, if any Option Units are purchased, at each Option Closing Date (as defined herein)), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto were filed and at the Closing Date (and, if any Option Units are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Partnership in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 9(b) hereof. No order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission. No document has been prepared or delivered in reliance on Rule 434 under the Securities Act.

Each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations and each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

1.3. For the purposes of this Agreement, the “Applicable Time” is [__] p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, Written Testing-the-Waters Communications (as hereinafter defined) and other documents listed in Schedule Ii hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication listed on Schedule Ii hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through the Representatives expressly for use therein. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

1.4. At the time of the filing of the Initial Registration Statement, the Partnership was not and currently is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act.

1.5. The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with full limited partnership power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the condition (financial or other), business, properties, net worth, results of operations or prospects of the Partnership Entities, taken as a whole (a “Material Adverse Effect”).

1.6. The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full limited liability power and authority to own, lease and operate its properties and conduct its business and to act as general partner of the Partnership as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) and to enter into and perform its obligations under this Agreement to which the General Partner is a party, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect on the Partnership Entities, taken as a whole.

1.7. Each of the Partnership Entities (other than the Partnership and the General Partner) has been duly formed (or organized) and is validly existing as a limited partnership or limited liability company (or other organization) in good standing under the laws of the jurisdiction of its formation (or organization), with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto), and has been duly registered and qualified to conduct its business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties or conducts any business so as to require such qualification, except where the failure so to register or qualify or be in good standing would not have a Material Adverse Effect on the Partnership Entities, taken as a whole; all of the issued and outstanding membership interests (or other ownership interests) of each subsidiary of the Partnership (collectively, the “Subsidiaries” and each a “Subsidiary”), has been duly and validly authorized and issued, is fully paid (to the extent required by their respective organizational documents) and non-assessable and is owned by the Partnership, directly or through Subsidiaries, free and clear of any transfer restrictions, security interests, liens, mortgage, pledge, charges, equities, claims, encumbrances or defects in title of any nature (each, an “Encumbrance”).

1.8. The General Partner has, and at the Closing Date and any Option Closing Date will have, requisite limited liability company power and authority to serve as general partner of the Partnership as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

1.9. BCE-Mach Aggregator, a Delaware limited liability company (“BCE-Mach Aggregator”) and Mach Resources LLC, a Delaware limited liability company (“Mach Resources”) own 100% of the limited liability company interests in the General Partner; such limited liability company interests have been duly authorized and validly issued in accordance with the GP LLCA and are fully paid (to the extent required by the GP LLCA) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act); and BCE-Mach Aggregator and Mach Resources own such limited liability company interests free and clear of all Encumbrances, except as permitted in the General Partner’s organizational documents or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

1.10. The General Partner is, and will be at the Closing Date and any Option Closing Date, the sole general partner of the Partnership with a non-economic general partner interest in the Partnership (the “GP Interest”); such GP Interest has been, and on the Closing Date and any Option Closing Date will be, duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns, and will own at the Closing Date and any Option Closing Date, such GP Interest free and clear of all Encumbrances, except as permitted in the General Partner’s organizational documents or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

1.11. The Partnership has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto), and all of the issued and outstanding limited partner interests of the Partnership have been duly and validly authorized and issued, are fully paid (to the extent required by the organizational documents of the Partnership) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)) and conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto); none of the issued and outstanding limited partner interests of the Partnership are subject to any preemptive or similar rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities; and there are no outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any equity securities of the Partnership Entities or any securities convertible into, or exercisable or exchangeable for, any such equity securities of the Partnership Entities, in each case pursuant to or under the applicable organizational documents of any of the Partnership Entities or any other agreement or other instrument that any such Partnership Entity is a party to or may be bound by.

1.12. The Units to be issued and sold by the Partnership to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement against payment of the consideration therefor, will be duly and validly issued and fully paid (to the extent required under the organizational documents of the Partnership) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and will conform in all material respects to the descriptions thereof contained in the Registration Statement, Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto); and the issuance of such Units is not subject to any preemptive or similar rights.

1.13. The limited liability company interests of each of the Subsidiaries are wholly owned, directly or indirectly, by the Partnership free and clear of any Encumbrance. The Partnership does not have any additional subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization, except (a) as set forth in Exhibit 21 to the Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X. Other than its direct or indirect ownership of the Partnership and its Subsidiaries, the General Partner does not have as of the date hereof and will not have, as of the Closing Date and any Option Closing Date, a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization.

1.14. The Partnership has all requisite power and authority to enter into this Agreement and to offer, issue, sell and deliver the Units to be sold by it to the Underwriters as provided herein. This Agreement has been duly and validly authorized, executed and delivered by the Partnership and constitutes a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

1.15. There are no Existing Instruments (as hereinafter defined) to which any of the Partnership Entities is a party or by which any of their respective properties may be bound, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not fairly summarized or disclosed in all material respects, filed in the Registration Statement, the Pricing Disclosure Package or the Prospectus as required by the Securities Act. All such Existing Instruments have been duly and validly authorized, executed and delivered by the applicable Partnership Entity, constitute valid and binding agreements of the applicable Partnership Entity and are enforceable against the applicable Partnership Entity in accordance with the terms thereof (assuming that such Existing Instruments constitute the legal, valid and binding obligation of the other persons party thereto), except as enforceability thereof may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws. None of the Partnership Entities has received notice or been made aware that any other party is in breach of or default to the Partnership Entities under any of such Existing Instruments.

1.16. The issuance and sale of the Units to be sold by the Partnership hereunder, the execution of this Agreement by the Mach Parties, the compliance by the Mach Parties with all of the provisions of this Agreement and the consummation of the transactions contemplated herein (including the application of the proceeds of the offering and sale as described under “Use of Proceeds” in the Registration Statement, the Pricing Prospectus, any Issuer Free Writing Prospectus and the Prospectus) will not (i) (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Existing Instrument, (2) result in any violation of the provisions of the certificate or articles of formation or by-laws (or other organization documents) of any Partnership Entity or (3) conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any Partnership Entity or any of their properties, except in the case of (1) and (3) as would not individually or in the aggregate, result in a Material Adverse Effect, (ii) require the consent, approval, authorization, order, registration or qualification of or with any unitholders, members, partners or other security holders or any Permit of any court or governmental agency or body, except the registration under the Securities Act of the Units, the listing of the Units for trading on the New York Stock Exchange (“NYSE”), the registration of the Common Units under the Exchange Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters, all of which will be, or have been, effected in accordance with this Agreement and except for FINRA’s clearance of the underwriting terms of the offering contemplated hereby as required under FINRA’s Rules of Fair Practice, except where the failure to obtain such required consents, approvals, authorizations, orders, registrations or qualifications would not, individually or in the aggregate, result in a Material Adverse Effect, (iii) violate any existing statute, law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), filing, judgment, injunction, order or decree applicable to any of the Partnership Entities or any of their respective properties except for such violations that will not, individually or in the aggregate, result in a Material Adverse Effect, or (iv) result in a breach of, or default of Debt Repayment Triggering Event under, or results in the creation or imposition of any Encumbrance upon any property or assets of any of the Partnership Entities pursuant to, or requires the consent of any other party to, any Existing Instrument to which any of the Partnership Entities is a party or by which any of its properties may be bound, except for such conflicts, breaches, defaults or Encumbrances that will not, individually or in the aggregate, result in a Material Adverse Effect. For the purpose of this Section 1.16, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Partnership Entities.

1.17. Grant Thornton LLP, who have certified certain financial statements of the Partnership and its Subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of the Partnership and the Subsidiaries on the basis stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission; and the financial and statistical information and data, including “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately and fairly presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Partnership, complies in all material respects with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable, and presents fairly in all material respects the information shown therein and the Partnership’s basis for using such measures. The pro forma financial statements of the Partnership and the Subsidiaries and the related notes thereto included in the Registration Statement and the Pricing Disclosure Package present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, including Regulation S-X of the Securities Act, and have been properly compiled on the bases described therein. Additionally, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No other financial statements or schedules are required to be included in the Registration Statement.

1.18. EEPD Company, who have certified certain financial statements of Paloma Partners IV Holdings, LLC (“Paloma”) and its subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of Paloma and its subsidiaries on the basis stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission.

1.19. None of the Partnership Entities has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus and except as disclosed or contemplated therein, (1) there has not been any change in the limited partner interests or material change in the long-term debt of any of the Partnership Entities, (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of any of the Partnership Entities, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by any of the Partnership Entities, whether or not in the ordinary course of business, which are material to the Partnership Entities, taken as a whole, or (4) there has been no dividend or distribution of any kind declared, paid or made by any of the Partnership Entities on any class of its limited partner interests, in each case, other than as set forth or contemplated in the Pricing Prospectus.

1.20. Cawley, Gillespie & Associates, Inc., a reserve engineer that prepared a reserve report setting forth the estimated quantities of proved oil and natural gas reserves held by the Partnership as of December 31, 2023 was, as of the date of preparation of such reserve report, and is, as of the date hereof, an independent petroleum engineer with respect to the Partnership.

1.21. Cawley, Gillespie & Associates, Inc., a reserve engineer that prepared reserve reports setting forth the estimated quantities of proved oil and natural gas reserves of the Acquired Assets as of July 31, 2024 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Partnership.

1.22. The information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding the estimated quantities of proved oil and natural gas reserves held by the Partnership Entities as of December 31, 2023 is based upon the reserve report prepared by Cawley, Gillespie & Associates, Inc. The information provided to Cawley, Gillespie & Associates, Inc. by the Partnership Entities, including, without limitation, information as to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects in accordance with customary industry practices on the date the report was made.

1.23. The information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding the estimated quantities of proved oil and natural gas reserves of the Acquired Assets as of July 31, 2024 is based upon the reserve reports prepared by Cawley, Gillespie & Associates, Inc. The information provided to Cawley, Gillespie & Associates, Inc., including, without limitation, information as to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects in accordance with customary industry practices on the date the report was made.

1.24. The reserve report prepared by Cawley, Gillespie & Associates, Inc. setting forth the estimated quantities of proved oil and natural gas reserves held by the Partnership Entities as of December 31, 2023 accurately reflects in all material respects the ownership interests of the Partnership in the properties therein. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Partnership Entities are aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves as described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the reserve report; and estimates of such reserves as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and reflected in the reserve report comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

1.25. The reserve reports prepared by Cawley, Gillespie & Associates, Inc. setting forth the estimated quantities of proved oil and natural gas reserves of the Acquired Assets as of July 31, 2024 accurately reflect in all material respects the ownership interests of the Partnership in the Acquired Assets assuming consummation of the transactions set forth in the Acquisition Agreements. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Partnership Entities are aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves as described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the reserve reports; and estimates of such reserves as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and reflected in the reserve reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

1.26. All offers and sales of the Common Units and the Partnership’s other debt or other securities prior to the date hereof were made in compliance with the applicable requirements of, or were the subject of an available exemption from, the Securities Act and all other applicable state and federal laws or regulations, or any actions under the Securities Act or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.

1.27. Application has been made to the NYSE for listing of the Units on the NYSE and, on or before the Closing Date, the Units will have been approved for listing on the NYSE, subject to official notice of issuance.

1.28. The Partnership Entities have not taken, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Securities Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Common Units or for any other purpose.

1.29. None of the Partnership Entities is (1) in violation of its certificate of limited partnership, certificate of formation, partnership agreement, limited liability company agreement or other organization documents, as applicable, or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to any of the Partnership Entities, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over any of the Partnership Entities, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which any Partnership Entity is a party or by which any of them or any of their respective properties may be bound (each, an “Existing Instrument”), except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect on the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of any of the Partnership Entities, taken as a whole; and there does not exist any state of facts that constitutes an event of default on the part of any of the Partnership Entities as defined in such documents or that, with notice or lapse of time or both, would constitute such an event of default.

1.30. Except as disclosed in the Registration Statement, the Prospectus and the Pricing Disclosure Package, the Partnership, directly or indirectly, has (i) good and defensible title to all of its interests in the oil and gas properties described in the Registration Statement, the Prospectus and the Pricing Disclosure Package as being owned or leased by them, title investigations having been carried out by the Partnership Entities, as applicable, in accordance with customary practice in the oil and gas industry and (ii) good and marketable title to, or valid rights to lease or otherwise use, all real property (other than the oil and gas properties described in clause (i) above) and all personal property described in the Registration Statement, the Prospectus and the Pricing Disclosure Package as being owned by them, in each case free and clear of all Encumbrances, except (A) such as would not have, individually or in the aggregate, a Material Adverse Effect, (B) royalties, overriding royalties and other similar burdens under oil and gas leases, (C) easements, restrictions, rights-of-way and other matters that commonly affect oil and gas properties, (D) liens and encumbrances under gas sales contracts, geophysical exploration agreements, operating agreements, farm-out agreements, participation agreements, unitization, pooling and commutation agreements, declarations and orders and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (E) liens and encumbrances under the Partnership’s senior secured revolving credit agreement and the Partnership’s senior secured term loan credit agreement. All property (real and personal) held under lease by the Partnership and its Subsidiaries is held by it under valid, existing and enforceable leases, free and clear of all security interests, liens, charges, encumbrances, restrictions, claims and other defects and imperfections of title, except (A) such as would not have, individually or in the aggregate, a Material Adverse Effect and (B) liens and encumbrances under the Partnership’s senior secured revolving credit agreement and the Partnership’s senior secured term loan credit agreement.

1.31. Other than as set forth in the Registration Statement, Pricing Prospectus and the Prospectus, there are no legal, governmental or regulatory proceedings pending to which the Partnership Entities are a party or of which any property of the Partnership Entities is the subject which, if determined adversely to the Partnership Entities, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect on the Partnership Entities, taken as a whole, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus; to the best of the Mach Parties’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others nor, to the Mach Parties’ knowledge, is there any basis for any action, suit, inquiry, proceeding or investigation by or before any governmental or other regulatory or administrative agency or commission; and there is no such action, suit, inquiry, proceeding or investigation against any current or, to the knowledge of the Mach Parties, former director or officer of any of the Partnership Entities with respect to which any of the Partnership Entities have, or are reasonably likely to have, an indemnification obligation.

1.32. Except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus, each of the Partnership and the Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, and have made all declarations, amendments, supplements and filings with the relevant federal, state, local or foreign governmental, regulatory or administrative authority, agency or body, in each case as necessary to own its properties and conduct the businesses now operated by them in the manner described in the Registration Statement; each of the Partnership Entities are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect and no event has occurred that allows, or after written notice or lapse of time would allow, revocation or termination of any such Permit or result in any other material impairment of the rights of any such Permit, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect on the Partnership Entities; and neither the Partnership nor any Subsidiary has received any notice of proceedings relating to the revocation or material modification of any such Permits; and, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, such Permits contain no restrictions that are materially burdensome to the Partnership Entities, taken as a whole.

1.33. Each of the Partnership Entities owns or possesses, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) material to carrying on their businesses as described in the Pricing Prospectus, and none of the Partnership Entities have received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of any of the Partnership Entities and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect on the Partnership Entities, taken as a whole; none of the Partnership Entities has created any Encumbrance on, or granted any right or license with respect to, any such Intellectual Property except where the failure to own or obtain a license or right to use any such Intellectual Property has not and will not have a Material Adverse Effect on the Partnership Entities, taken as a whole.

1.34. No material labor dispute with the employees of any of the Partnership Entities exists, or, to the knowledge of the Mach Parties, is imminent. The Mach Parties are not aware of any existing or imminent labor disturbance by the employees of any of the Partnership Entities’ respective principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect on the Partnership Entities, taken as a whole.

1.35. Each of the Partnership Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; none of the Partnership Entities have been refused any insurance coverage sought or applied for; all insurance policies and fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, officers and directors are in full force and effect; the Partnership Entities are in compliance with the terms of such policies in all material respects; none of the Partnership Entities has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required to be made in order to continue such insurance; there are no claims by the Partnership Entities under any such policy as to which any insurer is denying liability or defending under a reservation of rights clause; and the Mach Parties have no reason to believe that any of the Partnership Entities will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Partnership Entities, taken as a whole.

1.36. None of the issuance and sale of the Units by the Partnership, the execution, delivery or performance of this Agreement or the other transactions contemplated hereby (including the application of the proceeds of the offering and sale as described under “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Partnership or any of its Subsidiaries or any of their applicable properties or assets, except (i) such as may be required for (A) the registration of the Units under the Securities Act, (B) the listing of the Units for trading on the NYSE or (C) the registration of the Units under the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement and except for FINRA’s clearance of the underwriting terms of the offering contemplated hereby as required under FINRA’s Rules of Fair Practice and (ii) such consents, approvals, authorizations or filings which have been, or prior to the Closing Date will be, obtained or made.

1.37. The Partnership has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorizations and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

1.38. The Partnership maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the applicable requirements of the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to the Partnership and its Subsidiaries is made known to the Partnership’s chief executive officer and chief financial officer by others within those entities to allow timely decisions regarding required disclosure, particularly during the periods in which the periodic reports under the Exchange Act are being prepared and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established; the Partnership’s independent auditors and the audit committee of the board of directors of the Partnership have been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Partnership’s and its Subsidiaries’ ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership’s and its Subsidiaries’ internal control over financial reporting; since the date of the most recent evaluation of such disclosure controls and procedures, except as described in the Registration Statement and the Prospectus, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses; as of the date of the most recent balance sheet of the Partnership and its consolidated Subsidiaries reviewed or audited by the Partnership’s accountants, there were no material weaknesses or significant deficiencies in the internal controls of the Partnership; the Partnership is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and which the Partnership is required to comply with.

1.39. The Partnership Entities have not, prior to the date hereof, made any offer or sale of securities which could be “integrated” for purposes of the Securities Act with the offer or sale of the Units pursuant to the Registration Statement and the Prospectus; and the Partnership Entities have not sold or issued any security during the one hundred eighty (180)-day period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than outstanding options, rights or warrants as described in the Pricing Disclosure Package and the Prospectus.

1.40. Except as would not, individually or in the aggregate, result in a Material Adverse Effect on the Partnership Entities, taken as a whole, the Partnership Entities have filed all tax returns that are required to have been filed by any of them pursuant to applicable U.S. federal, state or local or non-U.S. law and such returns are complete and correct, and the Partnership Entities have paid all taxes shown by such returns or otherwise assessed, which are due and payable by the Partnership Entities except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the financial statements referenced in Section 1.17 of the Partnership Entities in respect of any income and partnership tax liability for any years not finally determined are adequately maintained in accordance with GAAP. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any material U.S. federal, state or local non-U.S. tax return of the Partnership Entities for any period, other than extensions of time within which to file any such tax return obtained in the ordinary course of business. All unit transfer and other similar taxes that are required to be paid in connection with the sale of the Units to be sold by the Partnership to the Underwriters hereunder are, or will be, fully paid by the Partnership (other than, for the avoidance of doubt, any such taxes imposed in connection with the resale of the Units by the Underwriters) and all laws imposing such taxes have been, or will be, complied with in all material respects.

1.41. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there are no transactions between the Partnership Entities, on the one hand, and any of their respective “affiliates” (as defined in Rule 405 under the Securities Act, the “Affiliates”), officer, director or security holder, on the other hand, that are required by the Securities Act to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) no relationship, direct or indirect, exists between the Partnership Entities, on the one hand, and their respective Affiliates, directors, officers, security holders, customers or suppliers, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus that is not so disclosed.

1.42. There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

1.43. The statements set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy”, “Description of Common Units”, “Description of the Partnership Agreement”, and “Material U.S. Federal Income Tax Considerations” and the statements set forth in the Partnership’s Annual Report on Form 10-K under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Debt Agreements”, “Business and Properties—Legislative and Regulatory Environment”, “Legal Proceedings” and “Certain Relationships and Related Transactions, and Director Independence”, insofar as they purport to summarize the provisions of the laws, regulations, agreements, documents or legal or governmental proceedings referred to therein, are accurate summaries of such laws, regulations, agreements, documents or proceedings in all material respects. The Common Units (including the Units) conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

1.44. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such Subsidiary’s ownership interests, from repaying to the Partnership any loans or advances to such Subsidiary from the Partnership or from transferring any of such Subsidiary’s properties or assets to the Partnership or any other Subsidiary, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

1.45. None of the Partnership Entities are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

1.46. The Partnership has procured Lock-Up Agreements (as hereinafter defined) duly executed by each person and unitholder set forth on Schedule Iii hereto and shall be in full force and effect.

1.47. There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Partnership that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act.

1.48. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Partnership Entities are, and during the five (5) years prior to the date hereof were, (i) in compliance with any and all applicable Environmental Laws (as defined hereinafter), (ii) have received and maintain all Permits required of them under applicable Environmental Laws to conduct their respective businesses as now conducted, and (iii) are in compliance with all terms and conditions of all such Permits, except for any noncompliance with Environmental Laws, failure to receive or maintain Permits required under Environmental Laws, or failure to comply with the terms and conditions of such Permits as would not, individually or in the aggregate, have a Material Adverse Effect on the Partnership Entities, taken as a whole. Except as set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there are no actions, suits or proceedings by any private party or governmental body or agency arising under Environmental Laws that are pending or known to be threatened against any of the Partnership Entities, except for any such action, suit or proceeding as would not, individually or in the aggregate, have a Material Adverse Effect on the Partnership Entities, taken as a whole. Except as otherwise described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Partnership Entities has been named as a “potentially responsible party” under the U.S. Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no ongoing or expected costs or liabilities arising under Environmental Laws (including, without limitation, any such capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Permit required under Environmental Laws, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect on the Partnership Entities, taken as a whole, and the Partnership Entities do not anticipate any such costs or liabilities. For the purpose of this Section 1.45, “Environmental Laws” means any and all federal, state, local and foreign laws, regulations, ordinances, rules, orders, judgments, decrees, or other legal requirements of any governmental authority, including, without limitation, any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health and safety (to the extent relating to exposure to hazardous or toxic substances or wastes, pollutants or contaminants), the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants.

1.49. Each “employee benefit plan”, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by any of the Partnership Entities for employees or former employees of any of the Partnership Entities and their respective affiliates (each, an “Employee Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect on the Partnership Entities, taken as a whole. Except as would not reasonably be expected to have a Material Adverse Effect, (i) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, (ii) no “reportable event” (as defined in Section 4043I of ERISA) has occurred or is reasonably expected to occur with respect to any Employee Plans, (iii) no failure to satisfy the minimum funding standard (within the meaning of Section 302 of ERISA or Section 412 and 430 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (iv) no Employee Plan, if such Employee Plan was terminated, would have any “amount of unfunded benefit liabilities” (as defined in ERISA), (v) neither the Partnership, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any Employee Plans (including any “multiemployer plan”, as defined in ERISA) or (B) Sections 412, 4971, 4975 or 4980B of the Code and (vi) each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Partnership, nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification. For the purpose of this Agreement, “ERISA Affiliate” means, with respect to the Partnership or a Subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Code of which the Partnership or such Subsidiary is a member.

1.50. None of the Partnership Entities nor, to the knowledge of the Mach Parties, any director, officer, agent, employee, Affiliate or other person associated with or acting on behalf of any of the Partnership Entities, has (i) taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (iii) made any direct or indirect unlawful payment to any Government Official or employee from corporate funds, (iv) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption or anti-bribery laws or (v) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment or promise to pay.

1.51. There is and has been no failure on the part of the Partnership or any of the Partnership’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended, and the applicable rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

1.52. There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Partnership under the Securities Act, nor will the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement give rise to any such rights.

1.53. None of the Partnership Entities are and, after giving effect to the offering and sale of the Units as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Partnership Entities will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

1.54. The Partnership (including its agents and representatives, other than the Underwriters, as to which no representation or warranty is given) has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Units, will not distribute any offering materials in connection with the offering and sale of the Units, other than the Registration Statement, Pricing Prospectus, the Prospectus and, subject to compliance with Section 6 hereof, any Issuer Free Writing Prospectus; and the Partnership has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale of the Units. The Partnership (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Partnership reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Partnership has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule Ii hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

1.55. The statistical and market and industry related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources which the Partnership Entities believe to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from sources to the extent required.

1.56. Each “forward-looking statement” (as that term is defined in the Registration Statement and the Prospectus) made in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

1.57. The operations of the Partnership Entities are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the (i) the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, (ii) the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), (iii) the applicable anti-money laundering statutes of jurisdictions where any of the Partnership Entities conduct business, (iv) the rules and regulations under items (i), (ii) and (iii), and (v) any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Mach Parties, threatened.

1.58. (i) Each of the Partnership Entities have complied, and are presently in compliance, with their privacy and security policies and with all privacy- and data security-related contractual obligations, laws and regulations regarding their collection, use transfer, storage, protection, disposal or disclosure of personally identifiable information or any other information collected from or provided by third parties; (ii) the Partnership Entities have taken commercially reasonable steps consistent with industry standards and best practices to protect the information technology systems and data within the control of the Partnership Entities; (iii) the Partnership Entities have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery measures for their business consistent with industry standards and best practices, including, without limitation, for the information technology systems and data within the control of the Partnership or any of its Subsidiaries; (iv) are in compliance with all privacy and data protection laws and regulations applicable to the Partnership Entities’, as applicable, collection, use, processing, storage, transfer, or disposal, disclosure of personal information; (v) are in compliance with current, public-facing privacy policies applicable to the Partnership Entities’, as applicable, collection, use, processing, storage, transfer and disposal of personal information in connection with the operation of their businesses; and (vi) to the Mach Parties’ knowledge, there has been no security breach or attack or other compromise of or relating to any such information technology system or data, except in case of (i) through (vi) above, as would not have a Material Adverse Effect on any of the Partnership Entities, taken as a whole.

1.59. None of the Partnership Entities nor, to the knowledge of the Mach Parties, any director, officer, agent, employee or Affiliate of any of the Partnership Entities (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, any member state of the European Union, HM’s Treasury of the United Kingdom or other relevant sanctions authority in a jurisdiction in which the Partnership or its subsidiaries operate (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (at the time of this Agreement, the Crimea Region, so-called Donetsk People’s Republic, Kherson, so-called Luhansk People’s Republic, any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran, North Korea, Russia and Syria, collectively, “Sanctioned Countries” and each such country, a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or would result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

1.60. None of the Partnership Entities are, nor in the last five years has been, engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with, for the benefit of, or in a Sanctioned Country in violation of Sanctions nor do any of the Partnership Entities have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person or with, for the benefit of, or in a Sanctioned Country. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to Sanctions is pending or, to the best knowledge of the Mach Parties, threatened.

1.61. Each of the Consent Agreement and the Western Kansas Acquisition Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Partnership, enforceable in accordance with its terms, and, to the knowledge of the Mach Parties, each of the Consent Agreement and the Western Kansas Acquisition Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the other parties thereto, enforceable in accordance with its terms. The Partnership has not received any notice of breach or termination of either of the Consent Agreement and the Western Kansas Acquisition Agreement and is not aware that any of the representations or warranties of the counterparties in the Consent Agreement and the Western Kansas Acquisition Agreement is untrue.

1.62. Any certificate signed by any officer of the Mach Parties and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Partnership to the Underwriters as to the matters covered thereby, effective only as of the dates therein provided.

2. Subject to the terms and conditions herein set forth, (i) the Partnership agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at a purchase price per Unit of $[__] (the “Purchase Price”), the number of Firm Units (to be adjusted by you so as to eliminate fractional units) determined by multiplying the aggregate number of Firm Units to be sold by the Partnership hereunder by a fraction, the numerator of which is the aggregate number of Firm Units to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Units to be purchased by all of the Underwriters from the Partnership hereunder and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Units as provided below, the Partnership agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at the Purchase Price, the number of Option Units (to be adjusted by you so as to eliminate fractional units) determined by multiplying the number of Option Units as to which such election shall have been exercised by the fraction set forth in clause (i) above.

The Partnership hereby grants to the Underwriters the right to purchase at their election up to [__] Option Units, at the Purchase Price, for the sole purpose of covering over-allotments in connection with the sale of the Firm Units. The Underwriters may exercise their option to acquire Option Units in whole or in part from time to time only by written notice from the Representatives to the Partnership, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Units to be purchased and the date on which such Option Units are to be delivered, as determined by the Representatives but in no event earlier than the Closing Date or, unless the Representatives and the Partnership otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. It is understood that the several Underwriters propose to offer the Firm Units for sale to the public as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Firm Units upon the terms and conditions set forth in the Prospectus. The Partnership acknowledges and agrees that the Underwriters may offer and sell the Units to or through any of their respective Affiliates.

4. The Partnership will deliver the Firm Units to the Representatives through the facilities of The Depository Trust Company (“DTC”) for the accounts of the Underwriters, against payment of the Purchase Price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Partnership at the office of Kirkland & Ellis LLP, 609 Main St., Houston, TX 77002, at 10:00 A.M., New York time, on [__], 2024, or at such other time not later than seven full business days thereafter as the Representatives and the Partnership determine, such time being herein referred to as the “Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Units. The Firm Units so to be delivered will be in book-entry form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above office of Kirkland & Ellis LLP at least 24 hours prior to the Closing Date.

Each time for the delivery of and payment for the Option Units, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representatives as provided above. The Partnership will deliver the Option Units being purchased on each Option Closing Date to the Representatives through the facilities of DTC for the accounts of the Underwriters, against payment of the Purchase Price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Partnership at the above office of Kirkland & Ellis LLP, at 10:00 A.M., New York time on the applicable Option Closing Date. The Option Units so to be delivered will be in book-entry form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above office of Kirkland & Ellis LLP at least 24 hours prior to such Option Closing Date.

5. The Mach Parties covenant and agree with each of the Underwriters as follows:

5.1. The Mach Parties, subject to Section 5.2, will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representatives immediately, and confirm the notice in writing (which may occur by email), (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representatives with copies thereof, and to file promptly all material required to be filed by the Partnership with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Units for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes; and (v) if the Partnership ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the Units within the meaning of the Securities Act and (B) completion of the 60-day restricted period referred to in Section 5.10 hereof. The Mach Parties will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Mach Parties will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

5.2. The Mach Parties will give the Representatives notice of its intention to file any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

5.3. The Mach Parties will use their best efforts to qualify the Units for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that nothing in this Section 5.3 shall require the Partnership to qualify as a foreign limited partnership in any jurisdiction in which it is not already so qualified, or to file a general consent to service of process in any jurisdiction.

5.4. The Mach Parties have furnished or will upon written request (which may occur by email) deliver to the Representatives, without charge, three (3) signed copies of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

5.5. The Mach Parties have delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Mach Parties hereby consent to the use of such copies for purposes permitted by the Securities Act. The Mach Parties will furnish to each Underwriter, without charge, prior to 5:00 P.M. (New York time) on the business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Units under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

5.6. The Mach Parties will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Units as contemplated in this Agreement and in the Prospectus. If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the Units under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Mach Parties, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Mach Parties will promptly prepare and file with the Commission, subject to Section 5.2, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Mach Parties will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request. The Mach Parties will provide the Representatives with notice of the occurrence of any event of which the Partnership is aware during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Mach Parties will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

5.7. The Mach Parties will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

5.8. The Partnership will use the net proceeds received by it from the sale of the Units in the manner specified in the Registration Statement, the Pricing Prospectus, and the Prospectus under the heading “Use of Proceeds”.

5.9. The Mach Parties will use their best efforts to effect the listing of the Units and to maintain the listing of the Common Units (including the Units) on the NYSE.

5.10. During a period of 60 days from the date of the Prospectus (the “Lock-Up Period”), the Partnership and the General Partner will not, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Units or any securities convertible into or exercisable or exchangeable for Common Units or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or such other securities, in cash or otherwise, other than (1) the Units to be sold hereunder, (2) the issuance of Common Units or options or other rights to acquire Common Units granted pursuant to the Partnership’s 2023 Long-Term Incentive Plan that is referred to in the Prospectus, as such plans may be amended, (3) the issuance of Common Units upon the exercise of any such options or (4) the Common Units referenced in the Prospectus that will be issued to affiliates of Bayou City Energy Management LLC.

5.11. The Mach Parties, during the period when the Prospectus is required to be delivered in connection with sales of the Units under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the applicable rules and regulations of the Commission thereunder.

5.12. The Partnership will file with the Commission such information on Form 10-Q or Form 10-K as may be required pursuant to Rule 463 under the Securities Act.

5.13. If the Mach Parties elect to rely upon Rule 462(b) under the Securities Act, the Partnership will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

5.14. If so requested by the Representatives, the Mach Parties shall cause to be prepared and delivered, at its expense, within two business days from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Units. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Units, (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Mach Parties hereby confirm that, if so requested by the Representatives, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Partnership shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

5.15. The Partnership will comply with all provisions of any undertakings contained in the Registration Statement.

5.16. Other than excepted activity pursuant to Regulation M under the Exchange Act, the Mach Parties will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause, result in, or constitute, stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of any of the Units.

5.17. The Partnership will timely file with the NYSE all documents and notices required by the NYSE.

5.18. None of the Mach Parties shall invest or otherwise use the proceeds received from the sale of the Units in such manner as it would qualify as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

6. (a) The Mach Parties represent and agree that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Partnership Entities, it has not made and will not make any offer relating to the Units that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Partnership Entities is listed on Schedule Ii hereto;

(b) The Mach Parties have complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Mach Parties represent that they have each satisfied and agree that they will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show;

(c) The Mach Parties agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Mach Parties will give prompt notice thereof to the Representatives and, if requested by the Representatives in writing (which may occur by email), will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Mach Parties by an Underwriter through the Representatives expressly for use therein.

7. The Mach Parties covenant and agree with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Mach Parties will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Partnership’s counsel and accountants; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Units; (iv) all expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in Section 5.3, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (such expenses not to exceed $5,000); (v) all fees and expenses in connection with listing the Common Units (including the Units) on NYSE; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters (up to $35,000) in connection with, securing any required review by FINRA of the terms of the sale of the Units; (vii) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Units to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Units to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Partnership in connection with presentations to prospective purchasers of Units including any costs and expenses relating to the preparation of any investor presentations or roadshow presentations (including electronic roadshows and any roadshow slides, graphics or videos); (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 7, the Underwriters shall pay all of their costs and expenses, including disbursements of their counsel.

8. The several obligations of the Underwriters hereunder to purchase the Units on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Mach Parties of their respective obligations hereunder and to the following additional conditions:

8.1. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5.1; all material required to be filed by the Partnership pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Partnership has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

8.2. No Underwriter shall have discovered and disclosed to the Partnership on or prior to the Closing Date or any Option Closing Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, and is not otherwise corrected in an amendment or supplement to the Registration Statement or Prospectus or in any Issuer Free Writing Prospectus.

8.3. All corporate, limited liability company or limited partnership proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Mach Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

8.4. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority having jurisdiction over the Partnership that would prevent the issuance, sale or delivery of the Units by the Partnership; and no injunction or order of any federal, state or foreign court shall have been issued that would prevent the issuance, sale or delivery of the Units by the Partnership.

8.5. The representations and warranties of the Mach Parties contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Partnership shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

8.6. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Partnership or any Subsidiary by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

8.7. (i) Neither the Partnership nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed or contemplated therein, (1) there shall not have been any change in the limited partner interests or long-term debt of the Partnership or any Subsidiary or (2) there shall not have been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Partnership, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Registration Statement, the Pricing Prospectus or the Prospectus.

8.8. The Representatives shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of two executive officers of the Partnership, at least one of whom has specific knowledge about the Partnership’s financial matters, satisfactory to the Representatives, to the effect (1) set forth in Sections 8.5 (with respect to the respective representations, warranties, agreements and conditions of the Partnership) and Section 8.6, (2) that none of the situations set forth in clause (i) or (ii) of Section 8.7 shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Partnership, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission.

8.9. On the Closing Date or Option Closing Date, as the case may be, Kirkland & Ellis LLP, counsel for the Partnership, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A hereto. In rendering such opinions, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Mach Parties and of Government Officials, provided that counsel shall state their belief that they and you are justified in relying thereon. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and any Option Closing Date.

8.10. On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, Grant Thornton LLP shall have furnished to the Representatives a letter, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

8.11. On the Closing Date or Option Closing Date, as the case may be, the Representatives shall have received from Grant Thornton LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 8.10, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

8.12. On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, EEPD Company shall have furnished to the Representatives a letter, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

8.13. On the Closing Date or Option Closing Date, as the case may be, the Representatives shall have received from EEPD Company a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 8.12, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

8.14. On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, Cawley, Gillespie & Associates, Inc. shall have furnished to the Representatives reserve reports and confirmation letters, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in such letters to underwriters with respect to the reserve and other operational information audited by Cawley, Gillespie & Associates, Inc. and contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

8.15. On the Closing Date or Option Closing Date, as the case may be, the Representatives shall have received from Cawley, Gillespie & Associates, Inc. a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 8.12, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

8.16. On the Closing Date or Option Closing Date, as the case may be, Baker Botts L.L.P., counsel for the Underwriters, shall have furnished to the Representatives their opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the due authorization and valid issuance of the Units, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

8.17. The Units to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on NYSE, subject to official notice of issuance.

8.18. FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

8.19. The Representatives shall have received “lock-up” agreements, each substantially in the form of Exhibit B hereto (the “Lock-Up Agreements”), from the unitholders, officers and directors of the Partnership listed in Schedule III hereto and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

8.20. On the effective date of the Registration Statement, the effective date of the most recently filed post-effective amendment to the Registration Statement (if applicable), the Closing Date, and the Option Closing Date (if applicable), the Representatives shall have received a certificate of the chief financial officer of the General Partner, in form and substance reasonably satisfactory to the Underwriters with respect to certain financial information contained in the Registration Statement and the Prospectus.

8.21. On or prior to the Closing Date or Option Closing Date, as the case may be, the Mach Parties shall have furnished or caused to have been furnished to the Representatives such further information, certificates and documents as the Representatives shall reasonably request.

8.22. The Representatives shall have received satisfactory evidence, as of the Closing Date and any Option Closing Date, of the good standing of each of the Partnership Entities in their respective jurisdictions of organization, in each case, in writing from the appropriate governmental authorities of such jurisdictions.

8.23. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives and their counsel.

8.24. On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Partnership’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by any of Federal, Maryland or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgement of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus;

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 12, by the Representatives by notice to the Partnership at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 12.

9. (a) The Mach Parties each, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, and which are in each case documented by the incurring Underwriter), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Mach Parties will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication in reliance upon and in conformity with written information furnished to the Mach Parties by or on behalf of any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 9(b) below.

(b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Mach Parties, each of the directors of the Mach Parties, each of the officers of the Mach Parties who shall have signed the Registration Statement, and each other person, if any, who controls the Mach Parties within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting”.

(c) Promptly after receipt by an indemnified party under Section 9(a) or 9(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 9(a), shall be selected by the Representatives. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Mach Parties on the one hand and the Underwriters on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Mach Parties on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Mach Parties on the one hand and the Underwriters on the other from the offering of the Units shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Mach Parties bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Mach Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the parties to this Agreement contained in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

10. If any Underwriter or Underwriters default in its or their obligations to purchase Units hereunder on the Closing Date or any Option Closing Date and the aggregate number of Units that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Units that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representatives may make arrangements satisfactory to the Mach Parties for the purchase of such Units by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Units that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Units with respect to which such default or defaults occur exceeds 10% of the total number of Units that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representatives and the Mach Parties for the purchase of such Units by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 12, without liability on the part of any non-defaulting Underwriter or the Mach Parties, except as provided in Section 12. Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Mach Parties shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

11. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Units which have yet to be purchased) may be terminated, subject to the provisions of Section 12, in the absolute discretion of the Representatives, by notice given to the Partnership, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the NYSE shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Partnership or any Subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York or Maryland shall have been declared by Federal, New York State or Maryland State authorities or a new restriction materially adversely affecting the distribution of the Firm Units or the Option Units, as the case may be, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Units to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Units.

If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 12 hereof.

12. The provisions of Section 7 and Section 9 and the respective indemnities, agreements, representations, warranties and other statements of the Mach Parties or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Mach Parties or any of their respective representatives, officers or directors or any controlling person, (ii) delivery of and payment for the Units and (iii) any termination of this Agreement for any reason whatsoever. If this Agreement shall be terminated by the Underwriters under Section 8 or otherwise because of any failure or refusal on the part of the Mach Parties to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Mach Parties shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, in each case other than as a result of a termination by the Underwriters pursuant to Section 11 hereof, the Mach Parties agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred and documented by the Underwriter in connection with this Agreement or the offering contemplated hereunder; provided, however, such amounts to be reimbursed hereunder other than the reasonable fees and expenses of its counsel shall not exceed $100,000.

13. This Agreement shall inure to the benefit of and be binding upon the Mach Parties and the Underwriters, the officers and directors of the Mach Parties referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Units from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

14. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention: Thomas M. Donegan, Jr, c/o Stifel, Nicolaus & Company, Incorporated, 787 Seventh Avenue, 11th Floor, New York, New York 10019, Attention: Syndicate Department and c/o Truist Securities, Inc., 3333 Peachtree Road NE, Atlanta, Georgia 30326, Attention: Equity Capital Origination. Notices to the Partnership shall be given to it at Mach Natural Resources LP, 14201 Wireless Way, Suite 300, Oklahoma City, Oklahoma 73134, Attention: Michael E. Reel, General Counsel.

15. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form in compliance with the U.S. federal ESIGN Act of 2000 or any comparable state statutes, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

17. The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

18. The Mach Parties each acknowledge and agree that (i) the purchase and sale of the Units pursuant to this Agreement, including the determination of the public offering price of the Units and any related discounts and commissions, is an arm’s-length commercial transaction between the Mach Parties on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Mach Parties or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Mach Parties with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Mach Parties on other matters) or any other obligation to the Mach Parties except the obligations expressly set forth in this Agreement, and (iv) the Mach Parties have consulted their own legal and financial advisors to the extent it deemed appropriate. The Mach Parties agrees that each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Mach Parties, in connection with such transaction or the process leading thereto.

19. The Mach Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Mach Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Mach Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Mach Parties by such Underwriters’ investment banking divisions. The Mach Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

20. Notwithstanding anything herein to the contrary, the Mach Parties are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Mach Parties relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

21. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Mach Parties and the Underwriters, or any of them, with respect to the subject matter hereof.

22. The Mach Parties and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

23. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 23:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. Section 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Section 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Section 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R Section 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R Sections 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Mach Parties a counterpart hereof, whereupon this instrument will become a binding agreement among the Mach Parties and the Underwriters.

Very truly yours,

MACH NATURAL RESOURCES LP

By: Mach Natural Resources GP LLC, its general partner

By:
Name:
Title:

MACH NATURAL RESOURCES GP LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof:

RAYMOND JAMES & ASSOCIATES, INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
TRUIST SECURITIES, INC.

By:	Raymond James & Associates, Inc.

By:
Title:

By:	Stifel, Nicolaus & Company, Incorporated

By:
Title:

By:	Truist Securities, Inc.

By:
Title:

For themselves and as Representatives of the
other Underwriters named in Schedule I hereto

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriters

Name:	Number of Firm Units	Number of Option Units
Raymond James & Associates, Inc.	[__]	[__]
Stifel, Nicolaus & Company, Incorporated.	[__]	[__]
Truist Securities, Inc.	[__]	[__]
Johnson Rice and Company L.L.C.	[__]	[__]
Stephens Inc.	[__]	[__]
Total	[__]	[__]

Schedule I-1

SCHEDULE II

(a) Issuer Free Writing Prospectuses

[None]

(b) Written Testing-the-Waters Communications

i)	[__]

(c) Pricing Information

Number of Firm Units: [__]

Public Offering Price: $[__]

Schedule II-1

SCHEDULE III

Persons Subject to Lock-Up

Mach Resources LLC

BCE-Mach Aggregator LLC

Tom L. Ward

Tom L Ward 1992 Revocable Trust

Kevin R. White

Michael E. Reel

William McMullen

Stephen Perich

Edgar R. Giesinger Jr.

Frank A. Keating

Schedule III-1

EXHIBIT A

FORM OF OPINION OF COUNSEL TO THE PARTNERSHIP

[Attached]

Exhibit A-1

EXHIBIT B

LOCK-UP AGREEMENT

MACH NATURAL RESOURCES LP

14201 Wireless Way, Suite 300
Oklahoma City, OK 73134

RAYMOND JAMES & ASSOCIATES, INC.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

TRUIST SECURITIES, INC.

c/o Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

c/o Stifel, Nicolaus & Company, Incorporated

787 7th Avenue 11th Floor

New York, NY 10019

c/o Truist Securities, Inc.

3333 Peachtree Road NE

Atlanta, Georgia 30326

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Mach Natural Resources LP, a Delaware limited partnership (the “Partnership”), Mach Natural Resources GP LLC, a Delaware limited liability company and general partner of the Partnership, and Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated and Truist Securities, Inc., as representatives of the Underwriters as named and defined therein (the “Representatives”). As an inducement to the Underwriters to execute the Underwriting Agreement in connection with the proposed public offering of common units representing limited partner interests in the Partnership (the “Common Units”), pursuant to a Registration Statement on Form S-1, the undersigned hereby agrees that from the date hereof and until 60 days after the public offering date set forth on the final prospectus used to sell the Common Units (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 60 day period being referred to herein as the “Lock-Up Period”), to which you are or expect to become parties, the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Units or other securities of the Partnership for the benefit of the undersigned or such spouse or family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any Common Units or securities convertible into or exchangeable or exercisable for any Common Units, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Units, whether any such aforementioned transaction is to be settled by delivery of the Common Units or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives, which consent may be withheld in the Representatives’ sole discretion.

Exhibit B-1

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Common Units or securities convertible into or exchangeable or exercisable for any Common Units without the prior written consent of the Representatives as follows, provided that each resulting transferee of Common Units or securities convertible into or exchangeable or exercisable for any Common Units executes and delivers to the Representatives an agreement reasonably satisfactory to the Representatives certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto: (i) as a bona fide gift or gifts; (ii) to any trust or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity and (a) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (b) distributes Common Units or any security convertible into or exchangeable or exercisable for any Common Units to limited partners, limited liability company members or stockholders of the undersigned, or to any investment fund or other entity that controls or manages the undersigned; (iv) via transfer by testate succession or intestate succession; (v) if the undersigned is not an officer or director of the General Partner, in connection with the grant and maintenance of a bona fide lien, security interest, pledge, hypothecation or other similar encumbrance of Common Units by the undersigned to a recognized financial institution in connection with a loan to the undersigned as collateral or security for any loan, advance, extension of credit or similar financing activity (however may not transfer Common Units upon foreclosure of such Common Units in connection with such arrangement); (vi) in connection with the exercise of options or warrants or the vesting, exercise or settlement of any other equity-based award, in each case, granted pursuant to the Partnership’s long-term incentive plans or otherwise outstanding on the date hereof and disclosed in the Prospectus, including any Common Units withheld by the Partnership Entities or any of their subsidiaries to pay any applicable exercise price or tax withholding associated with such awards; provided that, (a) the restrictions contained in the Lock-Up Agreements shall apply to the Common Units issued upon such exercise, conversion, vesting or settlement and (b) for any options or other awards that expire, vest or become settled during the Lock-Up Period while the Partnership and General Partner are unable to transfer Common Units for the purposes of satisfying any tax or other governmental withholding obligation, the restrictions contained in this Agreement shall not apply to Common Units sold for that purpose; (vii) if the undersigned is an employee of the Partnership and transfers to the Partnership upon death, disability or termination of employment of such employee; or (viii) pursuant to an order of a court or regulatory agency; provided that, in the case of any transfer or distribution pursuant to clauses (i) through (v) above, that no filing by the undersigned or any other person under Section 16(a) of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution during the Lock-Up Period; provided further, that that in the case of any transfer, donation or distribution pursuant to clauses (i) through (iv), (vii) and (viii), any such transfer shall not involve a disposition for value. To the extent any interest in the Partnership’s securities is retained by the undersigned (or such spouse or family member), such securities shall remain subject to the restrictions contained in this Agreement. For purposes of the foregoing, “immediate family” means such person’s spouse, parents, children, brothers, sisters, grandparents, grandchildren and any such person who is so related by marriage such that this includes “step-” and “-in-law” relations as well as such persons so related by adoption.

In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 60 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in its sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Units or any security convertible into or exercisable or exchangeable for Common Units and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

In furtherance of the foregoing, the Partnership and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of Common Units if such transfer would constitute a violation or breach of this Agreement and (b) place legends and stop transfer instructions on any such Common Units owned or beneficially owned by the undersigned.

This Agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules.

Exhibit B-2

Very truly yours,

Printed Name:

Date:

Exhibit B-3